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                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                  ----------------------------------



                                                               FORM 8-K

                                                            CURRENT REPORT

                                                  PURSUANT TO SECTION 13 OR 15(D) OF
                                                  THE SECURITIES EXCHANGE ACT OF 1934


                                  Date of Report (Date of earliest event reported): DECEMBER 17, 2001




                                                   UNIFIED FINANCIAL SERVICES, INC.
                                        (Exact name of registrant as specified in its charter)


           DELAWARE                                    0-22629                                  35-1797759
        (State or other                           (Commission File                           (I.R.S. Employer
        jurisdiction of                                Number)                                Identification
         organization)                                                                            Number)



                  2424 HARRODSBURG ROAD
                   LEXINGTON, KENTUCKY                                                40503
        (Address of principal executive offices)                                   (Zip Code)



                                  Registrant's telephone number, including area code: (859) 296-2016

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 17, 2001, Unified Financial Services, Inc., a Delaware corporation (the "Company"), sold and assigned substantially all of the assets and liabilities (collectively, the "Assets and Liabilities") of three of its subsidiaries, Equity Insurance Managers, Inc., Equity Insurance Administrators, Inc. and 21st Century Claims Service, Inc., each a Kentucky corporation (the "Insurance Subsidiaries"). The sale and assignment were effected pursuant to the terms and conditions of a Purchase Agreement, dated as of December 17, 2001 (the "Agreement"), by and among the Company, Arthur J. Gallagher & Co., a Delaware corporation ("Gallagher"), and the Insurance Subsidiaries. Pursuant to the Agreement, as consideration for the sale and assignment of the Assets and Liabilities, the Company received $8.4 million in cash and a note receivable in the principal amount of $800,000. An additional $800,000 was deposited by Gallagher into an escrow account (the "Escrow") and will be subject to reduction based upon possible indemnification claims of Gallagher pursuant to the Agreement. Such funds will be released to the Company from the Escrow to the extent Gallagher has not asserted an indemnification claim against such funds prior to June 16, 2003. The note is payable on or before February 16, 2003, and is subject to possible reduction in the principal due thereunder in the event certain revenue or income targets are not met by Gallagher for the year ending December 31, 2002 with respect to the business that it acquired from the Company. In connection with the transaction, Commonwealth Premium Finance Company, a subsidiary of the Company ("Commonwealth"), entered into a two-year agreement pursuant to which Gallagher agreed to refer insurance premium finance business to Commonwealth. The consideration payable pursuant to the Agreement was determined through arms'-length negotiations between representatives of the Company and Gallagher. In connection with the transaction, Marsh Berry & Co., Concord, Ohio, served as the Company's financial advisor. For its services, the Company will pay Marsh Berry & Co. approximately $350,000 (subject to reduction in the event the amount of the note receivable or the escrow payable to the Company is reduced).

         The Company utilized a portion of the cash proceeds from the sale of the Assets and Liabilities to repay approximately $1.6 million of outstanding indebtedness to its lender.

         The foregoing description is qualified in its entirety by the complete text of the Agreement included as Exhibit 10 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.  Not required.
                  -------------------------------------------

         (b)      Pro forma financial information. The following unaudited pro forma
                  --------------------------------
                  consolidated financial statements of the Company, which give effect to the divestiture of the Assets and Liabilities of the Insurance Subsidiaries, are
                  filed herewith:

                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2001
                  Unaudited Pro Forma Consolidated Statement of Operations for
                    the Nine Months Ended September 30, 2001
                  Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended
                    December 31, 2000
                  Notes to Unaudited Pro Forma Consolidated Financial Statements

         (c)      Exhibits.  See Exhibit Index.
                  --------

                         PRO FORMA FINANCIAL INFORMATION

         On December 17, 2001, the Company divested substantially all of the assets and liabilities of the Insurance Subsidiaries in order to further focus the Company's management resources and its capital to expand the Company's other core business lines: trust and retirement services; mutual fund administration services; banking; brokerage; and investment advisory.

         In connection with the sale, the Company received $8.4 million in cash and an interest-bearing note receivable of $800,000. An additional $800,000 in cash was deposited into an escrow account, and is subject to possible indemnification claims of Gallagher pursuant to the Agreement. Any funds remaining in the escrow account after June 16, 2003 (and which are not subject to a claim made by Gallagher before such date) will be released to the Company. The note receivable is an obligation of Gallagher and accrues interest at a 2.5% per annum rate and is payable in 2003. The note receivable is subject to possible reduction in the event Gallagher does not achieve certain revenue or income targets for the year ending December 31, 2002 with respect to the business that it acquired from the Insurance Subsidiaries. Cash proceeds received from the sale were used to retire approximately $1.6 million of bank debt.

         The Company  originally  acquired the Insurance  Subsidiaries on December 17, 1998 for 238,109 shares of the Company's  common stock.

         As a result of the sale of the Assets and Liabilities, the Company will report the results of the Insurance Subsidiaries as discontinued operations as defined in Accounting Principles Board Opinion No. 30.

         The pro forma financial information is not intended to be indicative of the actual results had these transactions occurred as of the dates indicated below nor do they purport to indicate results which may be attained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including its consolidated financial statements as of and for the year ended December 31, 2000, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

         The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the sale of the Assets and Liabilities and related transactions as if they had been completed on September 30, 2001. The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 give effect to the sale of the Assets and Liabilities and related transactions as if they had been completed on January 1, 2001 and January 1, 2000, respectively.

                                            UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 AS OF SEPTEMBER 30, 2001 (UNAUDITED)


                                                  ASSETS
                                                  ------

                                                   HISTORICAL       PRO FORMA       NOTES TO          PRO FORMA
                                                    COMPANY        ADJUSTMENTS    ADJUSTMENTS          COMPANY
                                                   ----------      -----------    -----------         ---------

Current Assets
     Cash and cash equivalents.................  $ 4,336,483      $ 4,185,994       (1), (2)        $ 8,522,477
     Due from banks............................    1,383,343               --             --          1,383,343
     Bond investments..........................   20,975,732               --             --         20,975,732
     Investments in securities and non-affiliated
       mutual funds............................      548,719           (7,104)            (2)           541,615
     Loans (net of allowance for loan losses)..   37,927,059               --             --         37,927,059
     Accounts receivable (net of allowance for
       doubtful accounts)......................   11,583,460       (3,698,094)        (1), (2)        7,885,366
     Prepaid assets and deposits...............      383,029         (121,380)            (2)           261,649
     Deferred income taxes.....................      114,600               --             --            114,600
                                                 -----------      -----------                        ----------

         Total current assets..................   77,252,425          359,416         (1), (2)       77,611,841
                                                 -----------      -----------                        ----------

Fixed Assets, at cost
     Equipment and furniture (net of accumulated
       depreciation)...........................    3,201,067         (786,318)            (2)         2,414,749
                                                 -----------      -----------                        ----------
Non-Current Assets
     Investment in affiliates..................        1,010               --             --              1,010
     Organization cost
      (net of accumulated amortization)              409,352               --             --            409,352
     Goodwill (net of accumulated amortization)    1,032,141               --             --          1,032,141
     Other non-current assets..................       98,951               --             --             98,951
                                                 -----------      -----------                        ----------
         Total non-current assets..............    1,541,454               --             --          1,541,454
                                                 -----------      -----------                        ----------
              TOTAL ASSETS.....................  $81,994,946      $  (426,902)        (1), (2)      $ 81,568,044
                                                 ===========      ===========                       ============

(Continued on next page)

                                            UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 AS OF SEPTEMBER 30, 2001 (UNAUDITED)


                                                  LIABILITIES AND STOCKHOLDERS' EQUITY
                                                  ------------------------------------

                                                  HISTORICAL        PRO FORMA       NOTES TO          PRO FORMA
                                                   COMPANY         ADJUSTMENTS     ADJUSTMENTS         COMPANY
                                                  ----------       -----------     -----------        ---------

Current Liabilities:
     Current portion of capital lease obligations $      571      $       --              --        $       571
     Current portion of bank borrowings........    1,604,693       (1,599,700)            (3)             4,993
     Federal funds.............................    1,536,000               --             --          1,536,000
     Bank line of credit.......................    1,044,912               --             --          1,044,912
     Deposits..................................   53,731,675               --             --         53,731,675
     Accounts payable and accrued expenses.....    1,485,999        2,403,984           (1), (2)      3,889,983
     Accrued compensation and benefits.........      438,803         (163,424)            (2)           275,379
     Payable to insurance companies............    7,345,924       (7,345,924)            (2)                --
     Payable to broker-dealers.................       83,216           56,187             (2)           139,403
     Income taxes payable......................           --          500,000           (1), (2)        500,000
     Other liabilities.........................      855,773               --             --            855,773
                                                 -----------      ------------                       ----------

         Total current liabilities.............   68,127,566       (6,148,877)     (1), (2), (3)     61,978,689
                                                 -----------      -----------                        ----------

Long-Term Liabilities
     Long-term portion of capital lease obligations      612               --             --                612
     Long-term portion of borrowings...........       55,254               --             --             55,254
     Other long-term liabilities...............       98,825           (2,121)            (2)            98,825
                                                 -----------      -----------                        ----------
         Total long-term liabilities...........      154,691           (2,121)            (2)           152,570
                                                 -----------      -----------                        ----------
              Total liabilities................   68,282,257       (6,150,998)            (2)        62,131,259
                                                 -----------      -----------                        ----------

Commitments and Contingencies..................           --               --                                --

Stockholders' Equity
     Common stock, par value $.01 per share....       33,300               --             --             33,300
     Additional paid-in capital................   16,259,091               --             --         16,259,091
     Retained earnings (deficit)...............   (3,019,064)       5,724,096         (1), (2)        2,705,032
     Accumulated other comprehensive income....      439,362               --             --            439,362
                                                 -----------      -----------                        ----------
              Total stockholders' equity.......   13,712,689        5,724,096         (1), (2)       19,436,785
                                                 -----------      -----------                        ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....  $81,994,946      $  (426,902)     (1), (2), (3)    $81,568,044
                                                 ===========      ===========                       ============

                                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                   HISTORICAL         PRO FORMA        NOTES TO        PRO FORMA
                                                     COMPANY          ADJUSTMENTS    ADJUSTMENTS        COMPANY
                                                   ----------         -----------    -----------       ---------

REVENUE:
     Gross revenue...............................  $23,668,591       $(10,490,130)        (2)        $13,178,461

COST OF SALES:
     Cost of sales...............................    5,964,612        (3,293,295)         (2)         2,671,317
                                                   -----------       -----------                     ----------
           Gross profit..........................   17,703,979        (7,196,835)         (2)        10,507,144
                                                   -----------       -----------                     ----------

EXPENSES:
     Employee compensation and benefits..........   11,333,197        (3,107,336)         (2)         8,225,861
     Mail and courier............................      345,027          (222,359)         (2)           122,668
     Telephone...................................      525,129          (217,013)         (2)           308,116
     Equipment rental and maintenance............      544,798          (130,675)         (2)           414,123
     Occupancy...................................      938,013          (261,047)         (2)           676,966
     Depreciation and amortization...............      837,351          (164,103)         (2)           673,248
     Professional fees...........................      936,395          (435,949)         (2)           500,446
     Interest....................................      189,603          (129,445)         (2)            60,158
     Provision for bad debt......................      261,943                --          --            261,943
     Provision for loan losses...................       90,000                --          --             90,000
     Business development costs..................       53,637           (14,430)         (2)            39,207
     Other operating expenses....................    1,983,635          (814,471)         (2)         1,169,164
                                                   -----------       -----------                     ----------
           Total expenses........................   18,038,728        (5,496,828)         (2)        12,541,900
                                                   -----------       -----------                     ----------
Loss from operations.............................     (334,749)       (1,700,007)         (2)        (2,034,756)
                                                   -----------       -----------                     ----------

OTHER INCOME (LOSS)
     Unrealized loss on securities...............      (41,382)               --          --            (41,382)
     Realized loss on securities.................      (10,469)               --          --            (10,469)
     Gain on sale/disposal of fixed assets.......       61,868            15,965          (2)            77,833
                                                   -----------       -----------                     ----------
           Total other income....................       10,017            15,965          (2)            25,982
                                                   -----------       -----------                     ----------
Loss before discontinued operations..............     (324,732)       (1,684,042)         (2)        (2,008,774)
Income tax benefit (expense).....................      (25,000)          444,568          (2)           419,568
Loss from discontinued operations, net of taxes..      (41,084)               --          --            (41,084)
                                                   -----------       -----------                     ----------
Net loss.........................................  $  (390,816)      $(1,239,474)         (2)      $(1,630,290)
                                                   ============      ============                  ============

Per share earnings
     Basic common shares outstanding.............    2,880,028                                        2,880,028
     Net loss before
         discontinued operations-basic...........  $     (0.12)                                      $     (0.55)
     Net loss-basic..............................        (0.14)                                            (0.57)

     Fully diluted common shares outstanding.....    2,905,564                                        2,905,564
     Net loss before
         discontinued operations-fully diluted...  $     (0.12)                                      $     (0.55)
     Net loss-fully diluted......................        (0.13)                                            (0.56)



                                                               -6

                                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                   HISTORICAL         PRO FORMA        NOTES TO        PRO FORMA
                                                     COMPANY          ADJUSTMENTS    ADJUSTMENTS        COMPANY
                                                     -------          -----------    -----------        -------

REVENUE:
     Gross revenue...............................  $28,730,665       $(12,684,196)        (4)        $16,046,469

COST OF SALES:
     Cost of sales...............................    8,742,209        (5,509,576)         (4)         3,232,633
                                                   -----------       ------------                    ----------
           Gross profit..........................   19,988,456        (7,174,620)         (4)        12,813,836
                                                   -----------       ------------                    ----------

EXPENSES:
     Employee compensation and benefits..........   13,276,930        (3,723,719)         (4)         9,553,211
     Mail and courier............................      441,927          (296,071)         (4)           145,856
     Telephone...................................      591,219          (196,589)         (4)           394,630
     Equipment rental and maintenance............      685,139          (163,246)         (4)           521,893
     Occupancy...................................      998,102          (280,523)         (4)           717,579
     Depreciation and amortization...............      993,537          (154,559)         (4)           838,978
     Professional fees...........................    1,419,566          (251,139)         (4)         1,168,427
     Interest....................................      277,321            (8,767)         (4)           268,554
     Provision for bad debt......................      546,385                --          --            546,385
     Provision for loan losses...................      272,000                --          --            272,000
     Business development costs..................      872,361          (186,990)         (4)           685,371
     Other operating expenses....................      378,202          (464,787)         (4)           (86,585)
                                                   -----------       -----------                     ----------
           Total expenses........................   20,752,689        (5,726,390)         (4)        15,026,299
                                                   -----------       -----------                     ----------
Loss from operations.............................     (764,233)       (1,448,230)         (4)        (2,212,463)
                                                   -----------       -----------                     ----------

OTHER INCOME (LOSS)
     Unrealized loss on securities...............      (18,347)               --          --            (18,347)
     Realized loss on securities.................      (35,036)               --          --            (35,036)
     Loss on sale/disposal of fixed assets.......      (15,661)               --          --            (15,661)
                                                   -----------       -----------                     ----------
          Total other loss.......................      (69,044)               --          --            (69,044)
                                                   -----------       -----------                     ----------
Loss before discontinued operations..............     (833,277)       (1,448,230)         (4)        (2,281,507)
Income tax benefit (expense).....................      (35,000)          253,909          (4)           218,909
Loss from discontinued operations, net of taxes..     (467,177)               --          --           (467,177)
                                                   -----------       -----------                     ----------
Net loss.........................................  $(1,335,454)      $(1,194,321)         (4)        $(2,529,775)
                                                   ===========       ===========                     ===========

Per share earnings
     Basic common shares outstanding.............    2,880,028                                        2,880,028
     Net loss before
         discontinued operations-basic...........  $     (0.30)                                      $     (0.72)
     Net loss-basic..............................        (0.46)                                            (0.88)

     Fully diluted common shares outstanding.....    3,050,825                                        3,050,825
     Net loss before
         discontinued operations-fully diluted...  $     (0.28)                                      $     (0.68)
     Net loss-fully diluted......................        (0.44)                                            (0.83)

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(1) To record proceeds received from the sale of the Assets and Liabilities and note receivable due to the sale, less the repayment of borrowings and net of selling expenses, including broker selling costs of approximately $350,000, and after consideration of the Company's net tax loss carryforward. The Insurance Subsidiaries are included in the Company's consolidated income tax return.

(2) To eliminate the recorded balances of the Insurance Subsidiaries as of and for the nine months ended September 30, 2001.

(3)        To record repayment of Company debt on the date of sale.

(4) To eliminate the recorded balances of the Insurance Subsidiaries as of December 31, 2000.

                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2001

                                                              UNIFIED FINANCIAL SERVICES, INC.



                                                              By: /s/ John S. Penn
                                                                 ------------------------------------------------------------------
                                                                  John S. Penn, President

                                                             EXHIBIT INDEX


Exhibit                                            Description
-------                                            -----------

    10                Purchase  Agreement,  dated  December  17, 2001,  by and among  Arthur J.  Gallagher & Co., the Company,
                      Equity  Insurance  Managers,  Inc.,  Equity  Insurance  Administrators,  Inc.  and 21st  Century  Claims
                      Service, Inc.

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